UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 23, 2021

MIMEDX GROUP, INC.

(Exact name of registrant as specified in charter)

Florida	001-35887	26-2792552
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1775 West Oak Commons Ct., NE, Marietta GA 30062

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (770) 651-9100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	MDXG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Important Cautionary Statement

This report includes forward-looking statements. Forward-looking statements are subject to risks and uncertainties, and the Company cautions investors against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements. Such forward-looking statements include statements regarding: (i) expectations regarding the timing and results of clinical trials, the timing and results of future regulatory filings, the potential to receive revenue from future products, and the timing and magnitude of such revenue; the results of a clinical trial or trials may have little or no statistical value, or may fail to demonstrate that the product is safe or effective; the Company may change its plans due to unforeseen circumstances, to conduct additional analyses, or for other reasons, and delay or alter the timeline for future trials, analyses, or public announcements; the future market for such products depends on regulatory approval of such products, which might not occur at all or when expected, and is based in part on assumptions regarding the number of patients who elect less acute and more acute treatment than the Company’s products, market acceptance of the Company’s products, and adequate reimbursement for such therapies; (ii) plans for expansion outside of the U.S.; the process of obtaining regulatory clearances or approvals to market a biological product or medical device from the FDA or similar regulatory authorities outside of the U.S. is costly and time consuming, and such clearances or approvals may not be granted on a timely basis, or at all, and the ability to obtain adequate reimbursement for the use of such products may not be obtained on a timely basis or at all; (iii) the effectiveness of amniotic tissue as a therapy for any particular indication or condition or as a platform for regenerative medicine; the results of a clinical trial or trials may have little or no statistical value, or may fail to demonstrate that the product is safe or effective; and (iv) expectations regarding trends and growth, including expectations for growth in the wound care business, and the future growth potential and structure of the business; such expectations depend upon most or all of the above factors.

Additional forward-looking statements may be identified by words such as “believe,” “expect,” “may,” “plan,” “potential,” “will,” “preliminary,” and similar expressions, and are based on management’s current beliefs and expectations. The Company describes additional risks and uncertainties in the Risk Factors section of its most recent annual report and quarterly reports filed with the Securities and Exchange Commission. Any forward-looking statements speak only as of the date of this presentation or report and the Company assumes no obligation to update any forward-looking statement.

Item 2.02	Results of Operations and Financial Condition.

Item 7.01	Regulation FD.

Timothy R. Wright, Chief Executive Officer, Peter M. Carlson, Chief Financial Officer, and Robert B. Stein, M.D., Ph.D., Executive Vice President, Research and Development, of MiMedx Group, Inc. (the “Company” or the “Registrant”) are expected to present at the Raymond James 2021 Human Health Innovation Conference on Wednesday, June 23, 2021 at 11:20 AM Eastern Time. A copy of the presentation materials they will use are attached hereto as Exhibit 99.1 and are incorporated herein for reference. The presentation materials, at slide 23, provides previously unpublished sales data broken out by regulatory pathway. Except for slide 23, the presentation materials shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section and shall only be incorporated by reference into another filing under the Exchange Act or Securities Act of 1933 if such subsequent filing specifically references this Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Presentation materials dated June 23, 2021.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIMEDX GROUP, INC.

Date: June 23, 2021	By:	/s/ Peter M. Carlson
Peter M. Carlson Chief Financial Officer